UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2008

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On April 10, 2008, the Board of Directors (the "Board") of Patterson-UTI Energy, Inc. (the "Company") adopted, subject to stockholder approval, an amendment to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan (the "2005 Plan") that would increase the number of shares of common stock, $0.01 par value per share ("Common Stock"), reserved for issuance under the 2005 Plan by 4,000,000 shares (the "Amendment"). The Amendment was approved by the Company's stockholders on June 5, 2008, at the Company's annual meeting of stockholders (the "Annual Meeting").

On April 10, 2008, the Board also adopted, subject to stockholder approval of the Amendment, an amendment to the 2005 Plan regarding the determination of the number of shares available for grant at any particular time under the 2005 Plan (the "Share Multiple Amendment"). The Share Multiple Amendment became effective upon the approval of the Amendment by the Company's stockholders at the Annual Meeting. Accordingly, each share that is subject to awards granted on or after the date of the Annual Meeting other than options and stock appreciation rights ("SARs") will be counted as two (2.0) shares of Common Stock against the number of shares available for grant under the 2005 Plan. Additionally, each share of Common Stock that is subject to awards granted under the 2005 Plan other than options and SARs that again becomes available for grant under the 2005 Plan will be added back to the number of shares available for grant under the 2005 Plan as two (2.0) shares.

A copy of the Amendment and the Share Multiple Amendment are attached as exhibits to this report and are incorporated herein by reference. The descriptions set forth above do not purport to be complete, and are qualified by reference to the full text of the exhibits to this report and the 2005 Plan, which has been previously filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan.

10.2 Second Amendment to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 6, 2008	By:	John E. Vollmer III

Name: John E. Vollmer III
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan.
10.2	Second Amendment to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan.